United Realty Trust Incorporated 10-Q

Exhibit 10.21

Letter Agreement

Gentlemen:

Reference is made to that certain mezzanine loan made by FRS CARNEGIE PLAZA, L.L.C., a New Jersey limited liability company (“FRS”) to 7 CARNEGIE PLAZA MEZZ, LLC a Delaware limited liability company (“7 Carnegie”) in the amount of One Million Eight Hundred Thousand and No/100 Dollars ($1,800,000.00) (the “Loan”). The Loan is evidenced by a promissory note by 7 Carnegie in favor of FRS (the “Note”) and secured by a pledge and security agreement (the “Pledge”). In addition, FRS entered into an intercreditor agreement with UBS Real Estate Securities Inc. dated December 16, 2014 (the “Intercreditor Agreement”).

1.       Repayment. FRS has requested that 7 Carnegie repay the loan earlier than its due date, and 7 Carnegie is prepared to do so in accordance with the terms of this Letter Agreement. Therefore, the parties agree that FRS shall accept, in full repayment of the Loan, including principal, interest and all other amounts payable by 7 Carnegie under the Pledge, Note and that certain Side Letter dated December 16, 2014 between FRS, 7 Carnegie and W.A. Lloyd, LLC (“Lloyd”), the sum of ONE MILLION EIGHT HUNDRED TWENTY NINE THOUSAND FOUR HUNDRED AND 00/100 DOLLARS ($1,829,400.00) (the “Payoff Amount”) payable on or before 5pm on March 25, 2015 as follows:

a.

$1,000,000 in cash;

b.

a new promissory note in the form attached hereto as Exhibit A (the “2015 Note”) in the principal sum of $767,959.67 in favor of FRS and made by 7 Carnegie;

c.

a mortgage granted by W.A. Lloyd, LLC in favor of FRS to secure that certain Agreement of Guaranty and Suretyship given by W.A. Lloyd, LLC in the form attached hereto as Exhibit B (the “2015 Mortgage”). The Guaranty guarantees payment of the 2015 Note in the form attached hereto as Exhibit C (the “Guaranty”); and

d.

a release of that certain Promissory Note given by Fox Rehabilitation Services, P.C. on February 4, 2015 in the amount of 60,959.34 (“Tax Note”).

2.       Release

a.

Simultaneously with the payoff of the Note and delivery of the 2015 Note and 2015 Mortgage to FRS as above set forth, FRS shall deliver to 7 Carnegie (i) a release of the Pledge and terminations of all UCC financing statements in favor of FRS in connection with the Loan, (ii) the original Note marked “cancelled” and “paid in full”, and (iii) evidence of a payoff letter delivered to UBS Real Estate Securities Inc. indicating that the Loan has been paid off in full.

3.       This Letter Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute on and the same instrument.

[Signatures to Follow]

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Date:	March 25, 2015

FRS CARNEGIE PLAZA, L.L.C.

By:	/s/ Timothy A. Fox
Timothy A. Fox, Manager

7 CARNEGIE PLAZA MEZZ, LLC

By:	/s/ Jacob Frydman
Jacob Frydman, Authorized Signatory

W.A. LLOYD, LLC

By:	/s/ Jacob Frydman
Jacob Frydman, Authorized Signatory

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EXHIBIT A

2015 Note

PROMISSORY NOTE

$767,959.67	New York, New York

March 24, 2015

FOR VALUE RECEIVED, the undersigned, 7 Carnegie Plaza Mezz, LLC, a Delaware limited liability company having an address at 60 Broad Street, 34th Floor, New York, New York 10004 (the “Maker”), hereby promises to pay to the order of FRS Carnegie Plaza Mezz, LLC a New Jersey limited liability company, as lender, having an address at 7 Carnegie Plaza, Cherry Hill, New Jersey 08003 (“Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of SEVEN HUNDRED SIXTY SEVEN THOUSAND NINE HUNDRED FIFTY NINE AND 67/100 DOLLARS ($767,959.67), in lawful money of the United States of America, together with interest thereon, at the rate set forth below.

The principal of and interest upon this Note shall be due and payable as follows:

1.       This Note shall bear interest at a per annum rate of interest of Six Percent (6%) based upon a year of 365 days and actual days elapsed starting March 24, 2015.

2.       The entire unpaid principal balance of this Note and accrued interest hereunder shall be due and payable in full no later than September 24, 2015 (the “Maturity Date”).

The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

Maker hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other demands, protests and notices in connection with the execution, delivery, performance, collection and enforcement of this Note. Lender shall have full recourse against the undersigned. Maker shall pay all costs of collection when incurred, including reasonable attorneys’ fees, costs and expenses.

This Note is being delivered in, is intended to be performed in, shall be construed and interpreted in accordance with, and be governed by the internal laws of, the State of New York, without regard to principles of conflict of laws.

[Signature to follow]

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IN WITNESS WHEREOF, the undersigned has caused this Promissory Note to be duly executed as of the date first written above.

MAKER:

7 CARNEGIE PLAZA MEZZ, LLC
a Delaware limited liability company

By:	/s/ Jacob Frydman
Name:	Jacob Frydman
Title:	Authorized Signatory

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 25 day of March, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Jacob Frydman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he executed the same in his capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Alexander Martin Libin
Notary Public

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EXHIBIT B

2015 Mortgage

MORTGAGE

THIS MORTGAGE made the 24th day of March, 2015, between W.A. Lloyd, LLC with an address of 60 Broad Street, 34th Floor New York, New York 10004 (the “Mortgagor”) and FRS Carnegie Plaza, LLC, with an address of 7 Carnegie Plaza, Cherry Hill, New Jersey 08003 (the “Mortgagee”);

W I T N E S S E T H:

WHEREAS, Mortgagor is the owner and holder of fee title to (a) the parcels of land located at Route 9 West-Red Top Road, Lloyd, New York, being more particularly described in Exhibit A annexed hereto and made a part hereof, together with the fee title to all buildings, structures and other improvements now or hereafter located thereon (the “Real Property”).

NOW, THEREFORE, in consideration of the covenants herein contained, and in order to secure that certain Agreement of Guaranty and Suretyship (the “Guaranty”) which guarantees the obligations of that certain Promissory Note, of even date herewith, made by 7 Carnegie Plaza Mezz, LLC, as maker, to the order of Mortgagee, as payee, in the original principal amount of SEVEN HUNDRED SIXTY SEVEN THOUSAND NINE HUNDRED FIFTY NINE AND 67/100 DOLLARS ($767,959.67) (as the same may hereafter be modified, amended, extended, renewed or substituted for, the “Note”), which Note was executed and delivered pursuant to that certain Letter Agreement between the Parties hereto dated March ____, 2015 and the payment of all other indebtedness which this Mortgage by its terms secures and compliance with all of the other terms hereof and of the Letter Agreement and of the Note, Mortgagor agrees with Mortgagee as follows:

To secure the punctual payment of Mortgagor’s obligations (collectively, under the Guaranty, the Letter Agreement, this Mortgage and all other documents and instruments evidencing and/or securing the Loan and all documents and instruments executed and/or delivered in connection therewith, and all substitutions for and replacements thereof (collectively, the “Loan Documents”), when due, whether at stated maturity, by acceleration or otherwise, and the performance and observance of all other covenants, obligations and liabilities of Mortgagor under the Loan Documents; provided, however, that notwithstanding anything to the contrary contained in this Mortgage, the maximum amount of principal indebtedness secured by this Mortgage at the time of execution hereof or which under any contingency may become secured by this Mortgage at any time hereafter shall not exceed the sum of $767,959.67; provided however, that such limitation shall not limit the security of this Mortgage with respect to (i) any interest on the then outstanding principal amount as provided hereunder, (ii) any expenses incurred (including reasonable attorneys’ fees) after an event of default hereunder or under the Note, beyond any applicable notice and cure period, in upholding or enforcing the lien of this Mortgage, or (iii) any other amount secured by this Mortgage that may become payable by Mortgagee as a result of Mortgagor’s default hereunder.

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TOGETHER with the appurtenances and all the estate and rights of the Mortgagor in and to said premises.

The Mortgagor covenants with the Mortgagee as follows:

1.

That the Mortgagor will pay the indebtedness as set forth in the Note.

2.

That after (a) default in the payment of any installment of principal or of interest under the note, and after written notice of default to maker and if same shall not be cured within thirty (30) days after maker’s receipt of said notice from Mortgagee; or (b) upon transfer of title by sale while this note and mortgage remain a lien thereon without Mortgagee’s written consent, the holder of this mortgage may commence an action to foreclose.

3.

The holder of this mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

4.

That the Mortgagor will pay all taxes, assessments or water rates, and in default thereof, the Mortgagee may pay the same.

5.

That the Mortgagor, within three (3) days upon request upon request by mail, will furnish a duly acknowledged written statement of the amount due on the mortgage and whether any offsets or defenses exist against the mortgaged debt.

6.

That notice and demand or request may be in writing and may be served in person or by mail.

7.

That the Mortgagor warrants the title to the premises.

8. That in case of a foreclosure sale, the premises, or so much thereof as may be affected by this mortgage, may be sold in one parcel.

9. The Mortgagor hereby assigns to the Mortgagee the rent, issues and profits of the premises as further security for the payment of the obligation secured hereby, and grants to the Mortgagee the right to enter upon the premise for the purpose of collecting the same, and to let the premises or any part thereof, and to apply the moneys received therefrom, after payment of necessary charges and expenses, to the obligations secured by this mortgage, upon default under any of the covenants, conditions or agreements contained in this mortgage. The Mortgagor further promises and agrees, in the event of any such default, to pay to the Mortgagee, or to any receiver appointed to collect the rents, issues and profits of the premises, the fair and reasonable rental value for the use and occupation of the same or of such part thereof as may be in the possession of the Mortgagor; and upon default in payment of such rental, to vacate and surrender possession of the premises, or that portion thereof occupied by Mortgagor, to the Mortgagee or the receiver therefore appointed.

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10.

If any action or proceedings be commenced (except an action to foreclose this mortgage or to collect the debt secured thereby) in which it becomes necessary to defend or assert the lien of this mortgage, whether or not the Mortgagee is made or becomes a party to any such action or proceeding, all expenses of the Mortgagee incurred in any such action or proceeding to prosecute or defend the rights and lien created by this mortgage, including reasonable counsel fees, shall be paid by the Mortgagor, and if not so paid promptly upon request, shall be added to the debt secured by this mortgage and to be prior and paramount to any right, title, interest, or claim to or upon the premises accruing or attaching subsequent to the lien of this mortgage, and shall bear interest at the rate provided for the obligation secured hereby. This covenant shall not govern or affect any action or proceeding to foreclose this mortgage or to recover or to collect the debt secured hereby.

11.

In the event that this mortgage is placed in the hands of an attorney for collection, there shall be added to the amount due and collectible, a reasonable sum for attorney’s fees.

12.

If the premises or any part thereof shall be condemned and taken under the power of eminent domain, or if any award for any change of grade of streets affecting the premises shall be made, all damages and awards for the property so taken or damaged shall be paid to the holder of this mortgage, to the amount then unpaid on the indebtedness hereby secured, without regard to whether or not the balance remaining unpaid on the indebtedness may then be due and payable; and the amount so paid shall be credited against the indebtedness and, if insufficient to pay the entire amount thereof, may, at the option of the holder of the mortgage, be applied to the last maturing installments. The balance of such damages and awards, if any, shall be paid to the Mortgagor. The Mortgagee and subsequent holders of this mortgage are hereby given full power, right and authority to receive and receipt for any and all such damages and awards.

13.

The Mortgagor shall not commit, suffer or permit any waste, impairment or deterioration of the premises.

14.

The Mortgagor shall comply with all statutes, ordinances, and governmental requirements which affect the premises; and if the Mortgagor shall neglect or refuse to so comply within the time period required by the agency involved.

15.

The Mortgagor will, in compliance with Section 13(3) of the lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

16.

The word “Mortgagor” shall be construed as if it reads “Mortgagors” and the word “Mortgagee” shall be construed as if it reads “Mortgagees” whenever the sense of this mortgage so requires. The word “holder” shall include any payee of the indebtedness hereby secured or any transferee thereof whether by operation of law or otherwise.

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17.

This Mortgage is intended to be, and shall operate as, the agreement described in Section 291-f of the Real Property Law of the State of New York and shall be entitled to the benefits afforded thereby. Mortgagor shall (unless such notice is contained in such commercial lease) deliver notice of this Mortgage in form and substance reasonably acceptable to Mortgagee, to all present and future holders of any interest in any commercial lease, by assignment or otherwise, and shall take such other action as may now or hereafter be reasonably required to afford Mortgagee the full protections and benefits of Section 291-f. Mortgagor shall request the recipient of any such notice to acknowledge the receipt thereof.

18.

Mortgagor hereby makes the following statement: (a) “This Mortgage does not cover real property principally improved or to be improved by one (1) or more structures containing in the aggregate not more than six (6) residential dwelling units, each having its own separate cooking facilities”, (b) the covenants and conditions contained herein, other than those included in the New York Statutory Short Form of Mortgage, shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of Section 254 of the Real Property Law of the State of New York (the “RPL”), (c) anything to the contrary notwithstanding, in the event of any inconsistency between the provisions of Section 254 of the RPL and the provisions of this Mortgage, the provisions of this Mortgage shall prevail.

[SIGNATURES TO FOLLOW]

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IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed as of the day and year first above written.

W.A. LLOYD, LLC

By:	/s/ Jacob Frydman
Jacob Frydman, Authorized Signatory

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

On the 25 day of March, 2015, before me, the undersigned, a Notary Public in and for said State, personally appeared Jacob Frydman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he executed the same in his capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Alexander Martin Libin
Notary Public

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EXHIBIT A

Legal Description

All that certain lot, piece or parcel of land, situate, lying and being in the Town of Lloyd, County of Ulster, State of New York being more particularly described as follows:

BEING known and designated as Section 80.3, Block 2, Lot 4.100, as shown on map filed in the Ulster County Clerk’s Office on January 8, 2010 as Map No. 10-01

Note: Address, Block & Lot shown for informational purposes only Designated as Section 80.3 Block 2, Lot 4.100 and also known as Route 9 West.

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EXHIBIT C

AGREEMENT OF GUARANTY AND SURETYSHIP

(PAYMENT)

THIS AGREEMENT OF GUARANTY AND SURETYSHIP (PAYMENT) (this “Guaranty”) is made as of the 25th day of March, 2015, by W.A. Lloyd, LLC, a Delaware limited liability company (the “Guarantor”) to and for the benefit of FRS CARNEGIE PLAZA, L.L.C., a New Jersey limited liability company and its successors or assigns (the “FRS”).

RECITALS:

A.

As more fully provided in that certain Promissory Note of even date herewith (the “Note”) by 7 Carnegie Plaza Mezz, LLC, a Delaware limited liability company (the “Borrower”) in favor of FRS, Borrower promises and has agreed to pay the sum of $767,959.67 to FRS (the “Loan”).

B.

Borrower has paid to Guarantor the sum of $1,000.00 in consideration of the execution of this Guaranty by Guarantor.

C.

The execution and delivery of this Guaranty is a condition precedent to FRS’s acceptance of the Note.

NOW, THEREFORE, to induce FRS to make the Loan and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, Guarantor hereby covenants and agrees as follows:

1.

Defined Terms. Unless otherwise expressly defined herein, all capitalized terms herein shall have the meanings ascribed to them in the Note.

2.

Guaranty. Guarantor unconditionally guarantees and becomes surety for the full and timely payment, whether by declaration, acceleration or otherwise, by Borrower of all principal and interest and all fees and costs of FRS now or hereafter to be paid by Borrower pursuant to the Note (collectively referred to as the “Obligations”).

3.

Agreement to Pay. Guarantor agrees to pay, upon demand by FRS, the Obligations, irrespective of whether or not any one or more of the following events have occurred: (i) FRS has made any demand on Borrower other than any notice specifically required by the Note; (ii) FRS has taken any action of any nature against Borrower; (iii)  FRS has pursued any rights which FRS has against any other person who may be liable for any of the Obligations; (iv)  FRS holds or has resorted to any security for any of the Obligations; or (v)  FRS has invoked any other remedies or rights FRS has available with respect to any of the Obligations. The liability of Guarantor as surety and guarantor of the Obligations is unconditional. Guarantor therefore agrees to pay the Obligations even if any of the Note or any part thereof are for any reason invalid or unenforceable.

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4.

No Right of Subrogation. Guarantor agrees not to enforce any of the rights of Guarantor against Borrower unless and until Borrower is no longer liable in any respect to FRS under the Note, including, but not limited to: (i)  any right of Guarantor to be subrogated in whole or in part to any right or claim with respect to any of the Obligations or any portion thereof to FRS which might otherwise arise from partial payment or performance by Guarantor to FRS on account of the Obligations or any portion thereof; and (ii) any right of Guarantor to require the marshaling of assets of Borrower which might otherwise arise from partial payment or performance by Guarantor to FRS on account of the Obligations or any portion thereof.

5.

Waiver of Notice. Guarantor waives any and all notice (other than as specifically set forth herein) with respect to: (i) acceptance by FRS of this Guaranty or any of the Note; and (ii) the provisions of any of the Note or any other instrument or agreement relating to the Obligations; and (iii) any default in connection with the Obligations.

6.

Waiver of Presentment, Etc. Guarantor waives any presentment, demand, notice of dishonor or nonpayment, protest, notice of protest and notice of nonpayment in connection with the Obligations other than any notice specifically set forth herein or in the Note.

7.

FRS’s Rights. Guarantor agrees that FRS may from time to time and as many times as FRS, in its sole discretion, deems appropriate, do any of the following without notice to Guarantor and without adversely affecting the validity or enforceability of this Guaranty or any other agreement, document or instrument given by Guarantor to FRS in connection with this Guaranty or the Obligations including, without limitation, any mortgage or other security instrument given by Guarantor to secure its Obligations under this Guaranty: (i) release, surrender, exchange, compromise or settle the Obligations, or any part thereof; (ii) change, renew or waive the terms of the Obligations, or any part thereof; (iii) change, renew or waive the terms of any of the Note or any other note, instrument or agreement relating to the Obligations, such rights in FRS to include without limitation the right (with the Borrower’s approval) to increase the amount of the Loan or to change the rate of interest charged to Borrower (in which event the Obligations shall be deemed also to include all interest at such changed rate); (iv) grant any extension or indulgence with respect to the payment or performance of the Obligations or any part thereof; (v) enter into any agreement of forbearance with respect to the Obligations, or any part thereof; (vi) release, surrender, exchange or compromise any security held by FRS for any of the Obligations; (vii) release any person who is a guarantor or surety or who has agreed to purchase the Obligations or any part thereof; (viii) release, surrender, exchange or compromise any security or lien held by FRS for the liabilities of any person who is guarantor or surety for the Obligations or any part thereof; and (ix) assign this Guaranty to an affiliate or third party without Guarantor’s consent. Guarantor agrees that FRS may do any of the above as FRS deems necessary or advisable, in FRS’s sole discretion, without giving any notice to Guarantor, and that Guarantor will remain liable for full payment and performance of the Obligations; and (x) settle, release, adjust or compromise any claim of FRS against Borrower or any other person secondarily or otherwise liable, including but not limited to any other guarantors or sureties of the Obligations. Guarantor agrees that FRS may do any of the above as it deems necessary or advisable, in its sole discretion, without giving any notice to Guarantor and that Guarantor will remain liable for full performance of the Obligations. Guarantor further waives any defense based on a claim or defense of Borrower.

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8.

Event of Default. It shall be an Event of Default hereunder and under the Note if: (a) Guarantor shall fail to pay any sums as required pursuant to the terms of this Guaranty or in any other document provided in relation hereto; (b) Guarantor shall fail to observe or perform any covenant, representation, warranty, obligation or agreement in this Guaranty or in any other document provided in relation hereto; and (c) any covenant, representation or warranty by Guarantor contained in this Guaranty or in any other document provided in relation hereto is now or hereafter false or incorrect.

9.

Rescission. If at any time all or any part of any payment theretofore applied by FRS to any of the liabilities is or must be rescinded or returned by FRS for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Borrower), such liability shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by FRS, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such liabilities, all as though such application by FRS had not been made.

10.

Sealed Instrument. Guarantor recognizes that this Guaranty when executed constitutes a sealed instrument and as a result the instrument will be enforceable as such without regard to any statute of limitations which might otherwise be applicable and without regard to consideration.

11.

Notices. Guarantor agrees that all notices, statements, requests, demands and other communications made pursuant to or under this Guaranty shall be made in the manner set forth in the Note and if sent to Guarantor, to each of their respective addresses listed under their signatures, below, and if sent to FRS, to the address set forth below.

12.

Entire Agreement; Modification. This Guaranty is the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes and replaces all prior discussions, representations, communications and agreements (oral or written). This Guaranty shall not be modified, supplemented, or terminated, nor any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

13.

Binding Effect; Joint and Several Obligations. This Guaranty is binding upon and inures to the benefit of Guarantor, FRS and their respective heirs, executors, legal representatives, successors, and assigns, whether by voluntary action of the parties or by operation of law. Guarantor may not delegate or transfer its obligations under this Guaranty. If there is more than one Guarantor, each Guarantor shall be jointly and severally liable hereunder.

14.

Unenforceable Provisions. Any provision of this Guaranty which is determined by a court of competent jurisdiction or government body to be invalid, unenforceable or illegal shall be ineffective only to the extent of such determination and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

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15.

Due Authorization and Execution. This Guaranty has been duly executed and delivered and constitutes the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms. The execution, delivery and performance of this Guaranty by the Guarantor will not violate any provisions of law, any order of any court or governmental agency, the charter documents and by-laws or partnership agreement or operating agreement of the Guarantor.

16.

Duplicate Originals; Counterparts. This Guaranty may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Guaranty (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed Guaranty even though all signatures do not appear on the same document.

17.

Remedies Not Exclusive. Guarantor agrees that the enumeration of FRS’s rights and remedies set forth in this Guaranty is not intended to be exhaustive and the exercise by FRS of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative and shall be in addition to any other right or remedy given hereunder or under any other agreement among the parties to the Note or which may now or hereafter exist at law or in equity or by suit or otherwise.

18.

No Waiver. Guarantor agrees that no failure on the part of FRS to exercise any of its rights under this Guaranty shall be a waiver of such rights or a waiver of any default by Guarantor. Guarantor further agrees that each written waiver shall extend only to the specific instance actually recited in such written waiver and shall not impair the rights of FRS in any other respect.

19.

Costs. Guarantor agrees to pay all costs and expenses, including reasonable attorneys’ fees, incurred by FRS or any successors and/or assigns in enforcing this Guaranty against Guarantor.

20.

No Election of Remedies. Guarantor acknowledges that FRS may, in its sole discretion, elect to enforce this Guaranty for the total Obligations or any part thereof against Guarantor without any duty or responsibility to pursue any other person or entity and that such an election by FRS shall not be a defense to any action FRS may elect to take against Guarantor, provided FRS has provided applicable notice of default if required by the Note.

21.

Governing Law. The construction, validity and performance of this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state (without regard to principles of conflict of laws) and any applicable law of the United States of America. To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this guaranty, and this guaranty shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

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22.

Jurisdiction. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE NEW YORK COUNTY, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON HIM AND AGREES THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO GUARANTOR AT THE ADDRESS set forth on the signature page hereof AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST HIM AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. GUARANTOR ACKNOWLEDGES AND AGREES THAT THE VENUE PROVIDED ABOVE IS THE MOST CONVENIENT FORUM FOR FRS, BORROWER AND GUARANTOR. NOTHING CONTAINED HEREIN SHALL PREVENT FRS FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST ANY PARTY INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF ANY PARTY WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION.

23.

Jury Trial Waiver. GUARANTOR AND FRS WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON OR RELATED TO THE SUBJECT MATTER OF THIS GUARANTY OR ANY OF THE OTHER NOTE OR ANY OF THE TRANSACTIONS RELATED TO ANY OF THE NOTE. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY EACH PARTY AND EACH PARTY ACKNOWLEDGES THAT NEITHER THE OTHER NOR ANY PERSON ACTING ON BEHALF OF THE OTHER HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR AND BANK EACH FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

24.

Release. Upon payment in full or discharge of the Obligations, this Guaranty shall be deemed released and terminated and of no further force or effect, and upon receipt of written request of Guarantor, Bank shall promptly return the executed original thereof to Guarantor.

25.

Subordination. Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the Loan. Guarantor agrees that, until the Loan has been paid in full, Guarantor will not seek, accept, or retain for Guarantor’s own account, any payment from Borrower on account of such subordinated debt. Any such payments received by Guarantor shall be held in trust for Bank and shall be paid over to Bank on account of the Loan without reducing, impairing or releasing the obligations of Guarantor hereunder.

[Remainder of page is blank; signatures appear on next page]

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[SIGNATURE PAGE 1 OF 1 TO AGREEMENT OF GUARANTY AND SURETYSHIP (PAYMENT)]

IN WITNESS WHEREOF, Guarantor, intending to be legally bound, has executed this Guaranty as of the date first set forth above.

WITNESS:	GUARANTOR:

W.A. LLOYD, LLC

/s/ Alex Libin	By:	/s/ Jacob Frydman
Name Alex Libin	Name:	Jacob Frydman
	Title:	Manager

Address:
60 Broad Street
34th Floor
New York, NY 10004

with a copy to:

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